UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 25, 2016 (January 19, 2016)
HealthWarehouse.com, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-13117	22-2413505
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

7107 Industrial Road
Florence, Kentucky	41042
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (800) 748-7001

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01     Entry into a Material Definitive Agreement.

Healthwarehouse.com (the “Company”) is a party to a Loan and Security Agreement, dated as of March 28, 2013, as amended on March 9, 2015, September 8, 2015 and November 11, 2015 (the “Loan Agreement”), with Melrose Capital Advisors, LLC (the “Lender”).  Under the terms of the Loan Agreement, the Company borrowed an aggregate of $1,000,000 from the Lender (the “Loan”).  The Loan is evidenced by a promissory note in the face amount of $1,000,000, as amended (the “Senior Note”).  The principal amount and all unpaid accrued interest on the Senior Note is payable on December 31, 2015, or earlier in the event of default or a sale or liquidation of the Company.

The Company granted the Lender a first priority security interest in all of the Company’s assets, in order to secure the Company’s obligation to repay the Loan, including a Deposit Account Control Agreement, dated as of August 18, 2014 and a Deposit Account Control Agreement dated as of October 22, 2015, which grants the Lender a security interest in certain bank accounts of the Company.  Upon the occurrence of an event of default, the Lender has the right to impose interest at a rate equal to five percent (5.0%) per annum above the otherwise applicable interest rate. The repayment of the Loan may be accelerated prior to the maturity date upon certain specified events of default, including failure to pay, bankruptcy, breach of covenant, and breach of representations and warranties.

On January 19, 2016, the Company and the Lender entered into an Amended and Restated Promissory Note, effective December 31, 2015, pursuant to which the Lender agreed to extend the maturity date of the Senior Note to May 31, 2016.  As part of the agreement, the Company is required to provide monthly report detailing the status of all licenses held by the Company and maintain Minimum Adjusted EBITDAS for the fiscal quarters ending December 31, 2015 and March 31, 2016.  All other terms remain the same.

Item 9.01     Financial Statements and Exhibits

(a)           Not applicable.

(b)           Not applicable.

(c)           Not applicable.

(d)           Exhibits

The following exhibits are included herewith.

Exhibit No.	Description

10.1	Amended and Restated Promissory Note dated January 19, 2006

99.1	Press Release dated January 25, 2016

*     The press release furnished as Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HEALTHWAREHOUSE.COM, INC.

Date: January 25, 2016	By: /s/ Lalit Dhadphale
Lalit Dhadphale
President and Chief Executive Officer